OTHER INVESTMENTS	12 Months Ended
Dec. 31, 2019
Disclosure Of Detailed Information About Other Investments [Abstract]
OTHER INVESTMENTS [Text Block]

5. OTHER INVESTMENTS

	December 31	December 31
	2019	2018

Investment in marketable securities, at cost	$41	$41
Unrealized gain (loss) on marketable securities	28	47
	$69	$88

Marketable securities are classified as Level 1 in the fair value hierarchy (Note 24) and as financial assets measured at FVTPL.  The fair values of marketable securities are determined based on a market approach reflecting the closing price of each particular security at the reporting date. The closing price is a quoted market price obtained from the exchange that is the principal active market for the particular security, being the market with the greatest volume and level of activity for the assets.  Changes in fair value of marketable securities are recognized in profit or loss.